                       ---------------------------------
                              THE CHINA FUND, INC.
                       ---------------------------------


                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2000




                                           -------------------------------------
                                           THE CHINA FUND, INC.
                                           TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
                                           Key Highlights                     1
                                           Asset Allocation                   2
                                           Chairman's Statement               3
                                           Investment Managers' Statements    4
                                           About the Portfolio Managers       9
                                           Schedule of Investments           10
                                           Financial Statements              15
                                           Notes to Financial Statements     19
                                           Other Information                 22
                                           Dividends and Distributions;      23
                                             Dividend Reinvestment
                                             and Cash Purchase Plan
                                           -------------------------------------

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
      TOTAL NET ASSETS (4/30/00)                   US$128.0 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (4/30/00)                         $12.71
------------------------------------------------------------------------------
        MARKET PRICE (4/30/00)                          $9.00
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        4/30/00:              NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        6 MONTHS                     0.80%                      -8.50%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE              -26.94%                     -35.96%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED               -9.93%                     -13.81%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE               19.92%                     -20.64%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED                3.70%                      -4.52%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF APRIL 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Hutchison Whampoa, Ltd.                                      6.97%
---------------------------------------------------------------------------------
 2.  Legend Holdings, Ltd.                                        6.57%
---------------------------------------------------------------------------------
 3.  Citic Pacific, Ltd.                                          6.05%
---------------------------------------------------------------------------------
 4.  China Telecom (Hong Kong), Ltd.                              5.59%
---------------------------------------------------------------------------------
 5.  Cheung Kong (Holdings), Ltd.                                 5.22%
---------------------------------------------------------------------------------
 6.  Li & Fung, Ltd.                                              3.80%
---------------------------------------------------------------------------------
 7.  United Microelectronics Corp., Ltd.                          3.43%
---------------------------------------------------------------------------------
 8.  Pacific Century CyberWorks, Ltd.                             3.20%
---------------------------------------------------------------------------------
 9.  Yizheng Chemical Fibre Co., Ltd.                             2.97%
---------------------------------------------------------------------------------
10.  Shanghai Industrial Holdings, Ltd.                           2.94%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                               DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  A-S China Plumbing Products, Ltd.                            3.35%
---------------------------------------------------------------------------------
 2.  Wai Kee China Investments (BVI) Co., Ltd.                    2.18%
---------------------------------------------------------------------------------
 3.  Moulin International Holding, Ltd.                           1.56%
---------------------------------------------------------------------------------
 4.  New World Sun City, Ltd.                                     1.08%
---------------------------------------------------------------------------------
 5.  Road King Infrastructure, Ltd.                               0.75%
---------------------------------------------------------------------------------

* Percentages based on net assets at April 30, 2000.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders:                                                  May 17, 2000

I am pleased to present the interim report on The China Fund, Inc. (the "Fund") for the six months ended April 30, 2000. Over this six month period, the Net Asset Value ("NAV") of the Fund increased by 0.8% after adjusting for the January income distribution of $0.111. The NAV of the Fund was US$12.71 per share on April 30, 2000 and US$12.74 per share on October 31, 1999. The market price fell by 8.5% to $9.00 per share from $9.94 per share.

During the six month period, the Fund completed the realization of one investment in its Direct Investment portfolio. The Fund received the final redemption and interest on the 13.5% per annum Loan to Skynet (International Group) Holdings Limited (formerly Companion Marble (Holdings) Limited) ("Skynet") on April 3, 2000. The Fund has substantially realized its investment in Skynet, generating a total gain of US$0.55 million with an internal rate of return of 28% per annum from the sale of shares and redemption of the Loan compared to the total cost of US$0.77 million. The Fund still holds 247,142 bonus warrants issued by Skynet, which will be sold in the near term. As of April 30, 2000, the Fund's direct investment portfolio included investments in eight companies.

The recent release of strong economic data points to a better year for China in 2000. Over the first three months of this year, China's exports rose 39.1% year-on-year while retail sales registered a robust 10.4% growth. The economic recovery can be expected to improve the operating environment and lift the profit outlook for companies doing business in China. It now seems likely that China will join the World Trade Organization ("WTO") this year. China's successful entry into the WTO should have a positive long-term impact on its economy as it can be expected to attract large inflows of foreign investments and create employment opportunities.

We thank you for your continuing support and for your interest in the Fund. If you have any questions, comments or would like additional information on the Fund's holdings, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dear Stockholders:                                                  May 17, 2000

REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market was volatile over the six month period under review. In November, the Hong Kong government concluded an agreement with Disney to build a theme park in the territory by 2005. The successful launch of the Tracker Fund of Hong Kong ("TraHK") surprised the market and led to further market gains. The surge in global telecom valuations has also resulted in a re-rating of telecom/internet stocks. Towards the end of November, the launch of the new Growth Enterprise Market ("GEM"), which focuses on the listing of hi-tech companies based in Hong Kong and mainland China, also captured investors' attention. The Hong Kong stock market posted strong gains in December as technology and telecom shares rose sharply. Abundant liquidity has also helped market performance. The Hong Kong market benefited from large cash inflows as Hong Kong was perceived as a "safe haven" for investors over the millennium. Buying was seen in the property sector which had lagged behind the broader market. Good land auction results, a pick-up in property activities and the positive wealth effect resulted from a turnaround in the local economy and a buoyant stock market. After the market hit an all time high of 17,426 on the first trading day of the new year, the market succumbed to heavy profit taking. Weakness in Wall Street as a result of concerns over a possible hike in U.S. interest rates resulted in further market consolidation. News of the AOL-Time Warner merger stimulated interests in local media stocks and speculation on the possible sale of Hong Kong Telecom by its holding company, Cable & Wireless, also attracted some buying. However, the market consolidated in mid-March prior to Taiwan's presidential election on concerns over possible escalation in cross-strait tensions. In April, the Hong Kong market fell on the back of a correction on Wall Street. In particular, heavy selling was seen in technology, media and telecom stocks. Concerns over the Federal Reserve increasing interest rates to contain inflation threats in the U.S. dragged the market down further. As a result, the Hang Seng Index gained 17.1% over the period to close at 15,519 on April 30, 2000.

China shares had a mixed performance over the six month period under review. On November 15, 1999, China and the U.S. reached an agreement on China's entrance into the World Trade Organization ("WTO") after lengthy negotiations. China shares rallied on the news but quickly succumbed to profit taking as lingering concerns over China's Y2K readiness led the market lower over the balance of the year. Share price rebounded in early January on the back of China's smooth transition into the new millennium. However, buying interest in technology stocks subsequently drew liquidity away from "H" shares. The prevailing market focus on technology stocks in January and February had led to the weak performance of the "H" share companies; which are mainly focused in traditional industries. Poor market response to the first "H" share issue this year, Beijing Capital International Airport, which fell below its issue price on its first trading day, further dampened market sentiment. Towards the end of the month, reports of potential lower weightings of "H" share constituent stocks in the MSCI indices, a set of global benchmark indices with a large institutional following, triggered further selling in the market. The annual National People's Congress ("NPC") held in March re-affirmed the government's commitment to the various reforms initiated two years ago by Premier Zhu Rongji. The correction in technology stocks in April benefited the "H" shares. The better-than-expected 1999 earnings results released during the

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS (CONTINUED) month also attracted some bargain hunting as investors refocused on value stocks. Speculation on the release of new regulations allowing the formation of sino-foreign joint-venture funds that may invest in "B" shares lifted share prices in the Shanghai and Shenzhen "B" share markets. However, market turnover in the "B" share market remained thin. Over the six month period, the "H" shares fell 27.1% while the Shanghai and Shenzhen "B" shares rose 6.5% and 12.4% respectively.

Recent Chinese economic statistics are encouraging and indicate a recovery in export growth and domestic consumption. China's economy grew at 8.1% in the first quarter of 2000 as compared with 7.1% for the full year 1999. Inflation, as measured by the Consumer Price Index, returned to the positive territory for the first time in two years, up 0.1% in Jan-Mar, after an extended period of deflation. Although money supply growth, as measured by M2, fell from 14.7% in 1999 to 13.0% at the end of March 2000, China's central bank indicated that the growth target for 2000 will be expanded to between 15% and 20%. Exports rose 39.1% year-on-year to $51.7 billion while imports surged 41.0% year-on-year to US$46.5 billion giving rise to a trade surplus of US$5.2 billion. China's foreign exchange reserve also grew to US$156.5 billion by the end of February, up $1.8 billion from year-end 1999. Contractual foreign direct investment rose by 27.1% to US$11.1 billion. However, utilized foreign direct investment fell by 2.7% to $7.1 billion in the first quarter of 2000 as potential foreign investors may be waiting for China's confirmed membership in the WTO before executing their investment plans in China.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market value as of April 30, 2000 and October 31, 1999:

HONG KONG                                                               4/30/00        10/31/99
---------                                                               -------        --------
HONG KONG SHARES                Diversified                               14.0%          13.6%
                                Financial                                  3.0            0.0
                                Industrial                                11.8           20.7
                                Infrastructure                             4.6            0.0
                                Property                                   5.7            1.2
                                Service                                   18.0            0.0
                                Transportation                             8.2            4.3
                                Utilities                                  6.1            5.2
                                                                         -----          -----
                                                                          71.4           45.0
                                                                         -----          -----
"H" SHARES                      Industrial                                 7.0           22.6
                                Infrastructure                             2.1            3.6
                                Transportation                             4.9            7.6
                                Utilities                                  1.3            6.8
                                                                         -----          -----
                                                                          15.3           40.6
                                                                         -----          -----
                                HONG KONG SUB-TOTAL                       86.7           85.6
                                                                         -----          -----
CHINA
-----
SHANGHAI "B" SHARES             Industrial                                 1.2            1.1
                                Property                                   1.0            1.0
                                Service                                    1.3            1.2
                                Transportation                             0.7            0.7
                                Utilities                                  0.0            1.6
                                                                         -----          -----
                                                                           4.2            5.6
                                                                         -----          -----
SHENZHEN "B" SHARES             Industrial                                 1.1            2.4
                                Property                                   0.0            1.1
                                Utilities                                  0.0            1.2
                                                                         -----          -----
                                                                           1.1            4.7
                                                                         -----          -----
"N" SHARES                      Utilities                                  1.6            2.9
                                                                         -----          -----
                                CHINA SUB-TOTAL                            6.9           13.2
                                                                         -----          -----
TAIWAN
------
TAIWAN SHARES                   Industrial                                 3.8            0.0
                                                                         -----          -----
                                TAIWAN SUB-TOTAL                           3.8            0.0
                                                                         -----          -----
                                CASH                                       2.6            1.2
                                                                         -----          -----
                                TOTAL                                    100.0%         100.0%
                                                                         =====          =====

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
As of April 30, 2000, the Fund's Direct Investment portfolio was comprised of investments in eight companies. A description of these investments is set out below:

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. As of April 30, 2000, 83% of the total units offered for sale had been sold. The Fund had received interest and repayments totaling US$3.21 million, or 87% of its original investment cost.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of sanitaryware products through the acquisition of seven joint ventures in China. The company is a subsidiary of American Standard Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air-conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company which is engaged, through its interests in companies and joint ventures in China, in building materials operations, construction equipment trading, and quarry concessions. Wai Kee also owns an interest in Road King Infrastructure Limited which is engaged in tollroad operations in the PRC. The major shareholder of Wai Kee is Wai Kee Holdings Limited which is listed on the HKSE and engaged in quarrying, civil engineering and dredging in Hong Kong.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung. After unsuccessful attempts to restructure the company over the past 3 years, it is now expected that the Siu Fung Group will be liquidated.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During its fiscal year ending March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
Hong went into liquidation in May 1996. In 1996, the Fund made a full provision against the cost of its investment in Wing Hong.

SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a sight of 1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The company is facing a tight liquidity situation and the investment is subject to litigation. The Fund made a full provision against the cost of its investment in SLEC as of October 29, 1999.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King is an operator of tollroads in China and has interests in eighteen tollroads with a combined length of approximately 610 kilometers. Road King achieved a listing of its shares on the HKSE in 1996.

MOULIN INTERNATIONAL HOLDINGS, LIMITED ("MIH")
Moulin is engaged in the manufacture, distribution and retailing of optical frames. It is the largest manufacturer of optical frames in Asia and one of the largest globally, with production capacity of 12 million pairs for the year ended March 31, 1999. Moulin has distribution offices in Hong Kong, Singapore, Malaysia, the Philippines and Taiwan and owns a distribution company in Germany. The Fund's investment is valued at cost.

Sincerely,
Richard C. Wong, Listed Investment Manager
Vincent J. Warner, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Richard C. Wong serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University. He is currently an Associate Director at HSBC Asset Management (Hong Kong) Limited. Mr. Wong first joined HSBC Asset Management (Hong Kong) Limited in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Asset Management (Hong Kong) Limited in January of 1997.

DIRECT INVESTMENT MANAGER
Mr. Vincent J. Warner has served as the portfolio manager of the Fund's direct investment portfolio since January 1999. He is a director of HSBC Private Equity Management (Hong Kong) Limited.

Mr. Warner has had responsibility for the Fund's direct investment portfolio since February 1998 and has been a member of the team managing the Fund's Direct Investment Portion since July 1995. Prior to joining HSBC Private Equity Management (Hong Kong) Limited, Mr. Warner worked for AusAsean Management Limited, the direct investment subsidiary of the AusAsean Group in Australia and Lloyds Development Capital Limited, the direct investment subsidiary of Lloyds Bank plc in the U.K. Mr. Warner holds an MA in jurisprudence from Oriel College, Oxford, England.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHANGHAI "B" SHARES
  COMMUNICATION SERVICES -- (1.0%)
     Eastern Communications Co., Ltd. ......................   1,519,150            $  1,218,359
                                                                                    ------------
  PROPERTY DEVELOPER -- (1.0%)
     Shanghai Lujiazui Finance and Trade Zone Development
       Co., Ltd. ...........................................   3,951,285               1,232,801
                                                                                    ------------
  TRANSPORTATION -- (0.7%)
     Shanghai Dazhong Taxi Co., Ltd.*.......................   2,330,000                 936,660
                                                                                    ------------
  TRAVEL & TOURISM -- (1.1%)
     Huangshan Tourism Development Co., Ltd. ...............   3,673,800               1,432,782
                                                                                    ------------
          TOTAL SHANGHAI "B" SHARES -- (Cost $5,422,615)                     3.8%      4,820,602
                                                                             ---    ------------
CHINA -- SHENZHEN "B" SHARES
  IRON AND STEEL -- (1.0%)
     Bengang Steel Plates Co., Ltd.*........................   7,309,600               1,266,877
                                                                                    ------------
          TOTAL SHENZHEN "B" SHARES -- (Cost $1,640,069)                     1.0%      1,266,877
                                                                             ---    ------------
          TOTAL CHINA -- (Cost $7,062,684)                                   4.8%      6,087,479
                                                                             ---    ------------
HONG KONG
  AUTOMOBILES -- (1.1%)
     Brilliance China Automotive Holdings, Ltd.*............   8,920,000               1,442,921
                                                                                    ------------
  DISTRIBUTER / WHOLESALE -- (3.8%)
     Li & Fung, Ltd.........................................   1,248,000               4,870,744
                                                                                    ------------
  DIVERSIFIED -- (14.1%)
     China Resources Enterprise, Ltd........................   1,102,000               1,386,484
     Citic Pacific, Ltd.....................................   1,685,000               7,744,441
     Hutchison Whampoa, Ltd.................................     615,000               8,921,969
                                                                                    ------------
                                                                                      18,052,894
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  DRUGS & HEALTH CARE -- (1.5%)
     China Pharmaceutical Enterprise & Investment Corp.,
       Ltd..................................................  18,200,000               1,845,889
     China Pharmaceutical Enterprise & Investment Corp.,
       Ltd. (warrants expiring on October 20, 2001)*........   1,820,000                  21,730
                                                                                    ------------
                                                                                       1,867,619
                                                                                    ------------
  ELECTRONICS -- (8.3%)
     Legend Holdings, Ltd...................................   7,280,000            $  8,411,647
     Skyworth Digital Holdings, Ltd.*.......................   1,028,000                 329,944
     TCL International Holdings, Ltd........................   3,000,000               1,810,199
                                                                                    ------------
                                                                                      10,551,790
                                                                                    ------------
  FINANCIAL (2.7%)
     China Everbright International, Ltd. ..................   5,000,000               3,498,434
                                                                                    ------------
  INFRASTRUCTURE -- (4.2%)
     New World Infrastructure, Ltd.*........................   1,550,000               1,651,646
     Shanghai Industrial Holdings, Ltd......................   2,090,000               3,769,899
                                                                                    ------------
                                                                                       5,421,545
                                                                                    ------------
  MEDIA -- (3.9%)
     China Star Entertainment, Ltd.*........................  21,770,000               1,145,907
     e-New Media Co., Ltd.*.................................   5,700,000                 914,728
     Television Broadcasts, Ltd. ...........................     420,000               2,871,283
                                                                                    ------------
                                                                                       4,931,918
                                                                                    ------------
  PROPERTY DEVELOPER -- (5.2%)
     Cheung Kong (Holdings), Ltd............................     560,000               6,686,181
                                                                                    ------------
  PUBLISHING -- (1.2%)
     Oriental Press Group, Ltd.*............................   7,700,000               1,581,677
                                                                                    ------------
  SOFTWARE -- (5.1%)
     Founder Holdings, Ltd.*................................   4,300,000               2,484,209
     Pacific Century CyberWorks, Ltd.*......................   2,200,000               4,095,414
                                                                                    ------------
                                                                                       6,579,623
                                                                                    ------------
  TELECOMMUNICATIONS -- (5.6%)
     China Telecom (Hong Kong), Ltd.*.......................   1,000,000               7,157,346
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  TRANSPORTATION -- (8.3%)
     Cathay Pacific Airways.................................   1,200,000            $  2,133,724
     China Merchants Holdings Co., Ltd. ....................   4,740,000               2,936,181
     China Travel International Investment Hong Kong,
       Ltd. ................................................  15,000,000               2,272,377
     Cosco Pacific, Ltd.....................................   5,533,000               3,285,334
                                                                                    ------------
                                                                                      10,627,616
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $83,923,479)                             65.0%     83,270,308
                                                                            ----    ------------
HONG KONG -- "H" SHARES
  CHEMICALS -- (3.6%)
     Beijing Yanhua Petrochemical Co., Ltd..................   7,170,000                 846,865
     Yizheng Chemical Fibre Co., Ltd.*......................  19,600,000               3,799,620
                                                                                    ------------
                                                                                       4,646,485
                                                                                    ------------
  ELECTRIC UTILITIES -- (1.2%)
     Shandong International Power Development Co., Ltd.*....  14,340,000               1,454,398
                                                                                    ------------
  ELECTRONICS -- (1.6%)
     Great Wall Technology Co., Ltd.*.......................   2,500,000               2,086,222
                                                                                    ------------
  INFRASTRUCTURE -- (1.8%)
     Zhejiang Expressway Co., Ltd...........................  19,814,000               2,289,401
                                                                                    ------------
  MINING -- (1.2%)
     Jiangxi Copper Co., Ltd.*..............................  18,700,000               1,560,494
                                                                                    ------------
  TRANSPORTATION -- (4.5%)
     Beijing Capital International Airport Co., Ltd.........   7,084,000               1,182,304
     China Shipping Co., Ltd.*..............................  18,600,000               2,220,767
     China Southern Airlines Co., Ltd.*.....................  13,000,000               2,386,638
                                                                                    ------------
                                                                                       5,789,709
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $21,034,069)                                                    13.9%     17,826,709
                                                                            ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost
            $104,957,548)                                                   78.9%    101,097,017
                                                                            ----    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
UNITED STATES -- "N" SHARES
  ELECTRIC UTILITIES -- (1.4%)
     Huaneng Power International, Inc. .....................     187,000            $  1,729,750
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES -- (Cost
            $2,531,424)                                                      1.4%      1,729,750
                                                                            ----    ------------
TAIWAN
  ELECTRONICS -- (3.4%)
     United Microelectronics Corp., Ltd.....................   1,300,000               4,397,777
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $4,164,016)                                  3.4%      4,397,777
                                                                            ----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $118,715,672)                                88.5%    113,312,023
                                                                            ----    ------------
DIRECT INVESTMENTS
  CERAMIC PRODUCTS -- (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired
       11/30/94)*(1)........................................       8,000                       0
                                                                                    ------------
  CONSTRUCTION -- (2.2%)
     Wai Kee China Investments (BVI) Company, Ltd. (acquired
       10/23/95)(1).........................................         180               2,797,581
                                                                                    ------------
  GRANITE AND MARBLE PRODUCTS -- (0.0%)
     Skynet (International Group) Holdings Limited (formerly
       known as Companion Dynamic (Holdings) Limited)
       (warrants expiring on April 7, 2001)*(1).............     247,142                   9,836
                                                                                    ------------
  INFRASTRUCTURE -- (0.7%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)......   1,969,200                 960,684
                                                                                    ------------
  PLUMBING -- (3.3%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)(1)..........................................         450               4,286,970
                                                                                    ------------
  PROPERTY DEVELOPER -- (0.0%)
     Shanghai Links Executive Community (acquired
       3/12/97)*(1).........................................     100,000                       0
     Shanghai Links Executive Community Class A preference
       shares (acquired 3/12/97)*(1)........................     900,000                       0
                                                                                    ------------
                                                                                               0
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
DIRECT INVESTMENTS (CONTINUED)
  REAL ESTATE -- (1.1%)
     New World Sun City, Ltd. (acquired 12/12/92)*(1).......          83            $  1,383,025
                                                                                    ------------
  RETAIL -- (1.6%)
     Moulin International Holding, Ltd. (acquired
       8/17/99)(1)..........................................   2,000,000               2,000,000
                                                                                    ------------
  TEXTILE -- (0.0%)
     Wing Hong Holdings, Ltd. (acquired 5/31/95)*(1)........         150                       0
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $24,372,532)                     8.9%     11,438,096
                                                                                    ------------

                                          CURRENT     MATURITY     PRINCIPAL
                                           YIELD    (MM/DD/YYYY)     AMOUNT
                                          -------   ------------   ----------
SHORT TERM INVESTMENTS
  REPURCHASE AGREEMENT -- (3.4%)
     State Street Bank & Trust Co.
       maturity value of $4,348,268
       (Dated 4/28/00, collateralized by
       $3,270,000 United States Treasury
       Bond, 12.00%, 8/15/13, with a
       value of $4,438,525).............   3.500%    05/01/2000    $4,347,000               4,347,000
                                                                                         ------------
          TOTAL SHORT-TERM INVESTMENTS -- (Cost $4,347,000)                       3.4%      4,347,000
                                                                                -----    ------------
TOTAL INVESTMENTS --(Cost $147,435,204) (Note E)                                100.8%    129,097,119
                                                                                -----    ------------
OTHER ASSETS AND LIABILITIES                                                     (0.8)%    (1,050,370)
                                                                                -----    ------------
NET ASSETS                                                                      100.0%   $128,046,749
                                                                                -----    ============

--------------------------------------------------------------------------------
Notes to Schedule of Investments

  * Denotes non-income producing security

(1) These direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition for each of these direct investments, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
  Investments in listed investments, at value (cost
     $118,715,672) (Notes A)................................  $113,312,023
  Investments in direct investments, at value (cost
     $24,372,532) (Notes A and B)...........................    11,438,096
  Short-term investments, at value (Cost $4,347,000) (Note
     A).....................................................     4,347,000
  Cash, including foreign currency, at value (cost
     $845,866)..............................................       851,335
  Dividends and interest receivable.........................       373,451
                                                              ------------
TOTAL ASSETS................................................   130,321,905
                                                              ------------
LIABILITIES:
  Payable for investments purchased.........................     1,917,737
  Investment management fee payable (Note C)................       127,822
  Administration, custodian and transfer agent fees
     payable................................................        88,003
  Accrued expenses and other liabilities....................       141,594
                                                              ------------
TOTAL LIABILITIES...........................................     2,275,156
                                                              ------------
TOTAL NET ASSETS............................................  $128,046,749
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   139,061,890
  Net Investment Loss.......................................      (900,284)
  Accumulated net realized gain on investments and foreign
     currency transactions..................................     8,117,891
  Net unrealized depreciation on investments and foreign
     currency transactions..................................   (18,333,480)
                                                              ------------
TOTAL NET ASSETS............................................  $128,046,749
                                                              ============
NET ASSET VALUE PER SHARE ($128,046,749/10,073,173 shares of
  common stock outstanding).................................        $12.71
                                                                    ======

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments.....................  $   271,753
  Dividend income -- direct investments.....................      216,514
  Interest income -- listed and short-term investments......       49,526
  Interest income -- direct investments.....................       83,847
                                                              -----------
     TOTAL INVESTMENT INCOME................................      621,640
                                                              -----------
EXPENSES:
  Investment Management fee (Note C)........................      871,010
  Administration, custodian and transfer agent fees.........      258,230
  Directors' fees and expenses (Note C).....................      150,673
  Legal fees................................................       77,582
  Shareholder services fee..................................       46,870
  Audit and tax service fees................................       34,811
  Printing and postage......................................       34,811
  Insurance.................................................       31,325
  Miscellaneous expenses....................................       14,661
                                                              -----------
     TOTAL EXPENSES.........................................    1,519,973
                                                              -----------
NET INVESTMENT LOSS.........................................     (898,333)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain on listed investment transactions.......   10,486,247
  Net realized gain on direct investment transactions.......       64,718
  Net realized gain on foreign currency transactions........       13,556
                                                              -----------
                                                               10,564,521
                                                              -----------
  Net change in unrealized depreciation on listed
     investments and foreign currency translations..........   (8,635,870)
  Net change in unrealized depreciation on direct
     investments............................................     (168,303)
                                                              -----------
                                                               (8,804,173)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................    1,760,348
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   862,015
                                                              ===========

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2000        YEAR ENDED
                                                                (UNAUDITED)       OCTOBER 31, 1999
                                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..............................    $   (898,333)       $  1,130,248
  Net realized gain on investment and foreign currency
     transactions...........................................      10,564,521           6,213,756
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations..........      (8,804,173)         10,736,479
                                                                ------------        ------------
  Net increase in net assets resulting from operations......         862,015          18,080,483
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (1,118,122)           (816,647)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........      (1,118,122)           (816,647)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Fund shares repurchased (Note D)..........................              --          (5,852,335)
  Total decrease in net assets from capital stock
     transactions...........................................              --          (5,852,335)
                                                                ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................        (256,107)         11,411,501
                                                                ------------        ------------
NET ASSETS:
Beginning of period.........................................     128,302,856         116,891,355
                                                                ------------        ------------
End of period, including undistributed net investment income
  (loss) of ($900,284) and $1,116,171, respectively.........    $128,046,749        $128,302,856
                                                                ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD(S)
INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                   APRIL 30, 1999    ------------------------------------------------------
                                    (UNAUDITED)        1999       1998        1997        1996       1995
                                  ----------------   --------   --------    --------    --------   --------
PER SHARE OPERATING
  PERFORMANCE(1)
Net asset value, beginning of
  period........................      $  12.74       $  10.84   $  16.97    $  13.24    $  12.87   $  15.26
Net investment income (loss)....         (0.09)          0.12       0.08(2)    (0.02)(2)     0.06      0.10
Net realized and unrealized gain
  (loss) on investment and
  foreign currency
  transactions..................          0.17           1.86      (5.71)       3.83        0.40      (1.88)
                                      --------       --------   --------    --------    --------   --------
Total from investment
  operations....................          0.08           1.98      (5.63)       3.81        0.46      (1.78)
                                      --------       --------   --------    --------    --------   --------
Less distributions:
  Dividends from net investment
    income......................         (0.11)         (0.08)        --       (0.08)      (0.09)     (0.01)
  Distributions from net
    realized capital gains......            --             --      (0.50)         --          --      (0.60)
                                      --------       --------   --------    --------    --------   --------
Total distributions.............         (0.11)         (0.08)     (0.50)      (0.08)      (0.09)     (0.61)
                                      --------       --------   --------    --------    --------   --------
Net asset value, end of
  period........................      $  12.71       $  12.74   $  10.84    $  16.97    $  13.24   $  12.87
                                      ========       ========   ========    ========    ========   ========
Per share market value, end of
  period........................      $   9.00       $   9.94   $   8.75    $  13.31    $  11.75   $  11.75
                                      ========       ========   ========    ========    ========   ========
TOTAL INVESTMENT RETURN (BASED
  ON MARKET VALUE)..............         (8.50)%        14.65%    (31.98)%     13.88%       0.74%    (28.39)%
                                      ========       ========   ========    ========    ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000's).......................      $128,047       $128,303   $116,891    $184,035    $143,599   $139,513
Ratio of expenses to average net
  assets........................          2.18%(3)       2.28%      2.22%(2)     2.15%(2)     2.56%     2.55%
Ratio of net investment income
  (loss) to average net
  assets........................         (1.29)%(3)      0.95%      0.68%      (0.11)%      0.49%      0.78%
Portfolio turnover rate.........            55%            75%        24%         39%         41%        43%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the Investment Management Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows:
    For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.
(3) Annualized.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A  -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the six months ended April 30, 2000, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At April 30, 2000, Direct Investments amounting to $10,477,412 (8.18% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note
A -- Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management (Hong Kong) Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund (the "Management Agreement"). Effective March 13, 1998, the Management Agreement was amended to reduce the fee paid by the Fund to the Investment Manager for its services to the annual rate of 1.25% of the Fund's average weekly net assets. Prior to March 13, 1998, the Investment manager was entitled to receive a fee for its services at the annual rate of 1.50% of the Fund's average weekly net assets. However, beginning July 1, 1997, the Investment Manager voluntarily waived a portion of its fee amounting to an annual rate of 0.25% of the Fund's average weekly net assets. HSBC Private Equity (Asia) Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee by the Investment Manager.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the six months ended April 30, 2000, the Fund did not participate in this program.

NOTE E -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 2000, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $74,427,346 and $77,734,199, respectively. At April 30, 2000, the cost of investments for federal income tax purposes was $147,445,709. Gross unrealized appreciation of investments was $16,244,530, while gross unrealized depreciation of investments was $34,593,120, resulting in net unrealized depreciation of investments of $18,348,590. In addition, the Fund has a capital loss carryforward of $2,436,126, which may be utilized to offset capital gains through October 31, 2006.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

THE CHINA FUND, INC.
OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING

     1) ELECTION OF CLASS I DIRECTORS -- The stockholders of the Fund elected Sir Alan Donald, John W. English and Paul C. Guidone to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2003.

                                      FOR         ABSTAIN
                                      ---         -------
Sir Alan Donald                  7,034,958.436   70,574.592
John W. English                  7,039,887.063   65,645.965
Paul C. Guidone                  7,032,455.791   73,077.237

     2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC
        ACCOUNTANTS -- The stockholders of the Fund ratified the selection of KPMG LLP as independent auditors of the Fund for the fiscal year ending October 31, 2000.

                     FOR        AGAINST       ABSTAIN
                     ---        -------       -------
                6,943,452.537  29,059.115   133,020.376

DIRECT INVESTMENT MANAGER

The Fund has been advised by HSBC Private Equity (Hong Kong) Limited, the manager of the Fund's Direct Investments (the "Direct Investment Manager"), that the Direct Investment Manager will not undertake any new direct investments on behalf of the Fund. The Direct Investment Manager will continue to oversee and manage the Fund's existing direct investments. The Board of Directors intends to explore other options for management of the Fund's assets allocated to direct investments.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
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In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
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UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY 10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Sir Alan Donald KCMG, Director
Paul C. Guidone, President and Director
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
John W. English, Director
Nigel S. Tulloch, Director
Thomas R. Callahan, Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr., Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management (Hong Kong) Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management (Hong Kong) Limited

SHAREHOLDER SERVICING AGENT
Corporate Investor Communications, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP